UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

SEMI-ANNUAL REPORT

JUNE 30, 2014

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

25-YEAR HISTORICAL DATA

			Per Share of Common Stock
Year	Total net assets	Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of period
			Ordinary income*	Long-term capital gains*
1988	$118,930,727	$11.77						$25,718,033
1989	129,376,703	12.24	$.35	$.65	**	$1.00	**	38,661,339
1990	111,152,013	10.00	.20	.50	**	.70	**	25,940,819
1991	131,639,511	11.87	.14	.56	**	.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
Six mos. to June 30, 2014***	680,152,702	28.20	.04	.16		.20		325,010,287
Total dividends and distributions for the period:			$7.32	$36.28		$43.60

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable returns of capital of $.56 in 1989, $.47 in 1990, $.11 in 1991 and $.55 in 2001.
***	Unaudited.

     The Common Stock is listed on the NYSE MKT under the symbol CET. On June 30, 2014, the closing market price was $23.45 per share.

[ 2 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the six months ended June 30, 2014 reviewed by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	June 30, 2014 (Unaudited)	December 31, 2013
Net assets	$680,152,702	$648,261,868
Net assets per share of Common Stock	28.20	26.78
Shares of Common Stock outstanding	24,117,323	24,207,823

     Comparative operating results are as follows:

	Six months ended June 30,
	2014 (Unaudited)		2013 (Unaudited)
Net investment income	$1,554,659		$927,092
Per share of Common Stock	.06	*	.04	*
Net realized gain on sale of investments	18,106,748		18,986,170
Increase in net unrealized appreciation of investments	19,032,136		30,222,614
Increase in net assets resulting from operations	38,693,543		50,135,876

*	Based on the average number of Common shares outstanding during the period.

     A distribution of $.20 per share of Common Stock was paid on June 24, 2014 to stockholders of record as of June 10, 2014. Stockholders will be sent a notice concerning the taxability of all 2014 distributions early in 2015.

     During the first six months of 2014, the Corporation purchased 93,500 shares of its Common Stock at an average price of $21.88 per share. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
July 23, 2014

[ 3 ]

PRINCIPAL PORTFOLIO CHANGES

April 1 to June 30, 2014
(Unaudited)
(Common Stock unless specified otherwise)

	Number of Shares
	Purchased		Sold	Held June 30, 2014
Aerogroup International, Inc.			20,000	—
Amazon.com, Inc.	10,000			10,000
Analog Devices, Inc.			40,000	560,000
Ascent Capital Group, Inc.	27,600			27,600
CEVA, Inc.			31,100	261,000
eBay Inc.	20,000			220,000
Encana Corporation			250,000	—
Flextronics International Ltd.			500,000	—
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock	9,801	(a)		323,462
Intel Corporation			190,000	1,300,000
Motorola Solutions, Inc.	40,000			300,000
Murphy USA, Inc.			70,000	—
Occidental Petroleum Corporation	100,000			100,000
The Plymouth Rock Company, Inc.			236	34,424
Roper Industries, Inc.			10,000	100,000
Tesco PLC			400,000	—
TRI Pointe Homes, Inc.	600,000			600,000

(a)	Received as a dividend.
[ 4 ]

TEN LARGEST INVESTMENTS

June 30, 2014
(Unaudited)

	Cost	Value	Percent of Net Assets	Year First Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.9	$132.5	19.5%	1982
Coherent, Inc.	17.5	43.5	6.4	2007
Intel Corporation	16.3	40.2	5.9	1986
The Bank of New York Mellon Corporation	18.3	34.7	5.1	1993
Agilent Technologies, Inc.	12.6	33.9	5.0	2005
Analog Devices, Inc.	7.6	30.3	4.5	1987
Motorola Solutions, Inc.	14.3	20.0	2.9	2000
Capital One Financial Corporation	13.0	19.8	2.9	2013
Walgreen Co.	10.0	19.3	2.8	2007
Citigroup Inc.	19.7	18.8	2.8	2013

DIVERSIFICATION OF INVESTMENTS

June 30, 2014
(Unaudited)

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2014	December 31, 2013 (a)
Common Stocks:
Insurance	2	$4,789,505	$136,913,600	20.1%	17.7%
Banking and Finance	4	58,717,287	83,416,500	12.3	10.5
Technology Hardware and
Equipment	4	48,289,569	75,906,991	11.2	12.5
Semiconductor	3	26,599,065	74,304,170	10.9	12.3
Health Care	3	29,098,886	58,211,600	8.6	8.5
Energy	3	20,074,560	39,227,400	5.8	5.5
Diversified Industrial	3	9,326,049	38,794,300	5.7	6.1
Software and Services	3	26,998,358	28,182,700	4.1	3.4
Retailing	2	12,907,151	22,521,600	3.3	3.4
Other	8	51,185,032	56,651,353	8.3	8.2
Preferred Stocks:
Energy	1	2,027,220	892,755	0.1	0.4
Short-Term Investments:
U.S. Treasury Bills	2	54,999,885	54,999,885	8.1	9.3

(a)	Certain investments from 2013 have been reclassified to conform to 2014 presentation.
[ 5 ]

STATEMENT OF INVESTMENTS
June 30, 2014
(Unaudited)

COMMON STOCKS 90.3%

Shares		Value
	Banking and Finance 12.3%
925,000	The Bank of New York Mellon Corporation	$34,669,000
240,000	Capital One Financial Corporation	19,824,000
400,000	Citigroup Inc.	18,840,000
175,000	JPMorgan Chase & Co.	10,083,500
		83,416,500
	Commercial Services 2.8%
150,000	Clean Harbors, Inc. (a)	9,637,500
488,712	Heritage-Crystal Clean, Inc. (a)	9,593,417
		19,230,917
	Consumer Goods 2.6%
150,000	Coach, Inc.	5,128,500
102,000	Leggett & Platt, Inc.	3,496,560
600,000	TRI Pointe Homes, Inc. (a)	9,432,000
		18,057,060
	Consumer Services 0.3%
27,600	Ascent Capital Group, Inc. (a)	1,821,876

	Diversified Industrial 5.7%
590,000	Brady Corporation Class A	17,623,300
250,000	General Electric Company	6,570,000
100,000	Roper Industries, Inc.	14,601,000
		38,794,300
	Energy 5.8%
280,000	Murphy Oil Corporation	18,614,400
100,000	Occidental Petroleum Corporation	10,263,000
300,000	QEP Resources, Inc.	10,350,000
		39,227,400
	Health Care 8.6%
590,000	Agilent Technologies, Inc.	33,889,600
200,000	Medtronic, Inc.	12,752,000
200,000	Merck & Co., Inc.	11,570,000
		58,211,600
	Insurance 20.1%
10,000	Alleghany Corporation (a)	4,381,200
34,424	The Plymouth Rock Company, Inc.
	Class A (a)(b)(c)	132,532,400
		136,913,600
	Metals and Mining 2.6%
150,000	Cameco Corporation	2,941,500
400,000	Freeport-McMoRan Inc. (d)	14,600,000
		17,541,500

[ 6 ]

Shares		Value
	Retailing 3.3%
10,000	Amazon.com, Inc. (a)	$3,247,800
260,000	Walgreen Co.	19,273,800
		22,521,600
	Semiconductor 10.9%
560,000	Analog Devices, Inc.	30,279,200
261,000	CEVA, Inc. (a)	3,854,970
1,300,000	Intel Corporation	40,170,000
		74,304,170
	Software and Services 4.1%
220,000	eBay Inc. (a)	11,013,200
50,000	International Business Machines Corporation	9,063,500
200,000	Oracle Corporation	8,106,000
		28,182,700
	Technology Hardware and Equipment 11.2%
657,000	Coherent, Inc. (a)	43,473,690
300,000	Motorola Solutions, Inc.	19,971,000
484,900	RadiSys Corporation (a)	1,692,301
3,000,000	Sonus Networks, Inc. (a)	10,770,000
		75,906,991
	Total Common Stocks
	(cost $287,985,462)	614,130,214
PREFERRED STOCKS 0.1%
	Energy 0.1%
323,462	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (e) (cost $2,027,220)	892,755
SHORT-TERM INVESTMENTS 8.1%
Principal
	U.S. Treasury Bills 8.1%
$55,000,000	U.S. Treasury Bills 0.005% – 0.035%, due
	7/3/14 – 7/17/14 (e) (cost $54,999,885)	54,999,885
	Total Investments
	(cost $345,012,567) (f) (98.5%)	670,022,854
	Cash, receivables and other assets
	less liabilities (1.5%)	10,129,848
	Net Assets (100%)	$680,152,702

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940.
(c)	Valued based on Level 3 inputs – see Note 2.
(d)	Formerly known as Freeport-McMoRan Copper & Gold Inc.
(e)	Valued based on Level 2 inputs – see Note 2.
(f)	Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[ 7 ]

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014
(Unaudited)

ASSETS:
Investments:
General portfolio securities at market value
(cost $289,152,082)	$482,490,569
Securities of affiliated companies (cost $860,600)
(Notes 5 and 6)	132,532,400
Short-term investments (cost $54,999,885)	54,999,885	$670,022,854
Cash, receivables and other assets:
Cash	15,961,609
Dividends receivable	552,609
Office equipment and leasehold improvements, net	29,853
Other assets	74,335	16,618,406
Total Assets		686,641,260
LIABILITIES:
Payable for securities purchased	5,904,228
Accrued expenses and reserves	584,330
Total Liabilities		6,488,558
NET ASSETS		$680,152,702
NET ASSETS are represented by:
Common Stock $1 par value: authorized 30,000,000 shares;
issued 24,210,823 (Notes 3 and 8)		$24,210,823
Surplus:
Paid-in	$314,639,468
Undistributed net gain from sale of investments	17,353,514
Undistributed net investment income	984,390	332,977,372
Net unrealized appreciation of investments		325,010,287
Treasury stock, at cost (93,500 shares of
Common Stock) (Note 3)		(2,045,780)
NET ASSETS		$680,152,702
NET ASSET VALUE PER COMMON SHARE
(24,117,323 shares outstanding)		$28.20

See accompanying notes to financial statements.

[ 8 ]

STATEMENT OF OPERATIONS

For the six months ended June 30, 2014
(Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $6,731)	$3,771,626
Interest	8,148	$3,779,774
Expenses:
Investment research	789,676
Administration and operations	754,516
Occupancy and office operating expenses	265,803
Directors’ fees	143,786
Software and information services	52,238
Franchise and miscellaneous taxes	48,361
Stockholder communications and meetings	42,202
Legal, auditing and tax preparation fees	35,674
Transfer agent, registrar and custodian fees and expenses	32,158
Travel and related expenses	19,734
Miscellaneous	40,967	2,225,115
Net investment income		1,554,659

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Unaffiliated companies	17,114,368
Affiliated companies	992,380	18,106,748
Increase in net unrealized appreciation of investments		19,032,136
Net gain on investments		37,138,884
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$38,693,543

See accompanying notes to financial statements.

[ 9 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended June 30, 2014
and the year ended December 31, 2013

	Six months ended June 30, 2014 (Unaudited)	Year ended December 31, 2013
FROM OPERATIONS:
Net investment income	$1,554,659	$2,343,328
Net realized gain from investment transactions	18,106,748	82,530,787
Increase in net unrealized appreciation of investments	19,032,136	58,294,035
Net increase in net assets resulting from operations	38,693,543	143,168,150
DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(964,693)	(2,736,822)
Net realized gain from investment transactions	(3,858,772)	(81,454,103)
Decrease in net assets from distributions	(4,823,465)	(84,190,925)
FROM CAPITAL SHARE TRANSACTIONS: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	—	32,402,928
Issuance of shares of Common Stock to directors and employees	66,536	177,888
Cost of treasury stock purchased	(2,045,780)	(12,761,260)
Increase (decrease) in net assets from capital
share transactions	(1,979,244)	19,819,556
Total increase in net assets	31,890,834	78,796,781
NET ASSETS:
Beginning of period	648,261,868	569,465,087
End of period (including undistributed net investment income
of $984,390 and $394,423, respectively)	$680,152,702	$648,261,868

See accompanying notes to financial statements.

[ 10 ]

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2014
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations		$38,693,543
Adjustments to net increase in net assets
from operations:
Purchases of securities	$(51,487,972)
Proceeds from securities sold	47,506,815
Net decrease in short-term investments	4,997,179
Net realized gain from investments	(18,106,748)
Increase in net unrealized appreciation of investments	(19,032,136)
Depreciation and amortization	24,129
Non-cash stock compensation	66,536
Changes in operating assets and liabilities:
Increase in dividends receivable	(32,077)
Decrease in receivable for securities sold	517,088
Increase in office equipment and leasehold improvements	(1,939)
Decrease in other assets	5,805
Increase in payable for securities purchased	5,904,228
Increase in accrued expenses and reserves	294,873
Total adjustments		(29,344,219)
Net cash provided by operating activities		9,349,324

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(4,823,465)
Treasury stock purchased	(2,045,780)
Cash flows used in financing activities		(6,869,245)
Net increase in cash		2,480,079
Cash at beginning of period		13,481,530
Cash at end of period		$15,961,609

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Issuance of shares of Common Stock to directors		$66,536

See accompanying notes to financial statements.

[ 11 ]

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

1. Significant Accounting Policies — Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation — Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors.

Federal Income Taxes — It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements.

Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other — Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

2. Fair Value Measurements — The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 — Quoted prices in active markets for identical investments;
•	Level 2 — Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies;
•	Level 3 — Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[ 12 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

The Corporation’s investments as of June 30, 2014 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$481,597,814	—	$132,532,400	$614,130,214
Preferred stocks	—	$892,755	—	892,755
Short-term investments	—	54,999,885	—	54,999,885
Total	$481,597,814	$55,892,640	$132,532,400	$670,022,854

The Corporation may invest in exchange-traded securities that do not actively trade. Such securities will be classified as Level 1 if there are observable trading activities on the valuation date. Otherwise these securities will be classified as Level 2. The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock, which is an exchange-traded security, was classified as Level 2 on June 30, 2014, and its value was based on the closing bid price. It was classified as Level 1 on December 31, 2013, and was valued based on its closing sale price. There were no other transfers between Levels 1, 2 and 3 during the six months ended June 30, 2014.

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2013	$111,451,400
Net realized gains and change in net unrealized
appreciation of investments included in net
increase in net assets resulting from operations	22,754,487
Sales	(1,673,487)
Balance as of June 30, 2014	$132,532,400

Unrealized appreciation of Level 3 investments held at June 30, 2014 increased during the six months ended June 30, 2014 by $22,375,600, which is included in the above table. In valuing Level 3 investments, the Corporation considers the results of various valuation methods. Consideration is also given to corporate governance, marketability, professional appraisals, transaction prices, company and industry results and outlooks, and general market conditions. Management recommends a value for each investment in light of all the information available. This information is subsequently presented to and discussed with the Corporation’s Board of Directors, which selects the value. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

In valuing the Plymouth Rock Level 3 investment as of June 30, 2014, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that applied average market multiples from selected publicly traded companies to financial information from each of Plymouth Rock’s major business segments. The market multiples used were price-to-book value, price-to-earnings and price-to-revenue. Management also used a discounted cash flow model based on a forecasted earnings growth rate ranging from 2.5%–4% and a

[ 13 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

weighted average cost of capital of 11%. An independent valuation of Plymouth Rock’s shares was also considered. The values obtained from weighting the three sources described above (with greater weight given to the comparable company approach) were then discounted by 20% and 40% for the lack of marketability, which represents the range of rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its industry outlook, and transactions in Plymouth Rock’s shares were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

Significant increases (decreases) in the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and earnings growth rate in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3. Common Stock Purchases — The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired. During the six months ended June 30, 2014, the Corporation purchased 93,500 shares as treasury stock at an average price of $21.88 per share representing an average discount from net asset value of 17.7%.

4. Investment Transactions — The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the six months ended June 30, 2014, excluding short-term investments, were $51,487,972 and $47,506,815, respectively.

As of June 30, 2014, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $334,634,433 and $9,624,146, respectively.

5. Affiliated Companies — Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the six months ended June 30, 2014, the Corporation sold 236 shares of Plymouth Rock for proceeds of $998,280. The President of the Corporation is a director of Plymouth Rock.

[ 14 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

          6. Restricted Securities — The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities.

          On June 30, 2014, the Corporation’s restricted securities consisted of 34,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $860,600. These securities had a value of $132,532,400 at June 30, 2014, which was equal to 19.5% of the Corporation’s net assets.

          7. Bank Line of Credit — The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. During the six months ended June 30, 2014, there were no outstanding borrowings.

          8. Compensation and Benefit Plans — The aggregate remuneration paid during the six months ended June 30, 2014 to all officers was $965,000. This amount represents the taxable income to these officers and therefore differs from the amounts included in the accompanying Statement of Operations that are expensed in accordance with generally accepted accounting principles.

          Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the six months ended June 30, 2014, the Corporation accrued $92,813 related to the plan.

          The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the grant of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 978,781 remain available for future grants at June 30, 2014. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee (the “Committee”).

          Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at his initial election to the Board of Directors or at his continuation of service as a director after the Corporation’s annual meeting. During the six months ended June 30, 2014, non-employee directors were granted a total of 3,000 shares of Common Stock valued at $22.1785 per share, which was the average of the high and low prices of the Corporation’s Common Stock on the grant date. The aggregate share value of $66,536 plus cash payments of $77,250 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS — continued (unaudited)

          On December 12, 2012, the Corporation granted a performance-based award to an officer. Achievement of this award is based on the Corporation satisfying at least one of three performance goals determined by the Committee over the period from January 1, 2013 through June 30, 2014 (the “2014 Performance Period”). Two of the performance goals are based on the Corporation’s absolute and relative investment performance and the third is based on its ratio of expenses to average net assets. The maximum amount payable under this grant is $1,000,000, of which a maximum of one-third of this amount relates to each performance goal. The Committee has full discretion to reduce the amount awarded for the achievement of any of the performance goals to zero. For the 2014 Performance Period, the Corporation satisfied two of the performance goals. On July 23, 2014, the Committee awarded the officer $204,250, of which half will be paid through the issuance of shares of Common Stock of the Corporation valued at $24.00 per share and the balance will be paid in cash. The total award amount was accrued ratably during the 2014 Performance Period.

          On July 23, 2014, the Corporation granted a new performance-based award to an officer. The terms of and the amounts payable under the new award are the same as for the award for the 2014 Performance Period described above except that the new performance period is the period from July 1, 2014 through June 30, 2015 (the “2015 Performance Period”). The Corporation will accrue compensation expense relating to this award ratably during the 2015 Performance Period based on management’s estimate of the final amount to be awarded when it believes any of the goals are probable of achievement.

          9. Operating Lease Commitment — The Corporation has extended its operating lease for office space, which was to expire at June 30, 2014, until June 30, 2019. Future minimum rental commitments under the amended lease aggregate $1.8 million as follows: $111,202 in 2014, $374,884 annually in 2015 – 2018 and $187,442 in 2019. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Under the amended terms, the landlord may terminate the lease after December 31, 2015 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date.

[ 16 ]

FINANCIAL HIGHLIGHTS

          The following table shows per share operating performance data, total returns, ratios and supplemental data for the six months ended June 30, 2014 and each year in the five-year period ended December 31, 2013. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

          The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	Six Months Ended June 30, 2014 (Unaudited)		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$26.78		$24.53	$24.96	$26.06	$22.32	$17.79
Net investment income*	.06		.10	.53	.43	.45	.29
Net realized and unrealized gain (loss)
on securities*	1.56		5.85	(.02)	(.53)	4.19	4.89
Total from investment
operations	1.62		5.95	.51	(.10)	4.64	5.18
Less:
Dividends from net investment income	.04		.12	.51	.43	.45	.33
Distributions from capital gains	.16		3.58	.43	.57	.45	.32
Total distributions	.20		3.70	.94	1.00	.90	.65
Net asset value, end of period	$28.20		$26.78	$24.53	$24.96	$26.06	$22.32
Per share market value,
end of period	$23.45		$21.72	$19.98	$20.46	$21.97	$17.98
Total investment return,
market (%)	9.24		28.40	1.25	(2.50)	27.14	26.97
Total investment return, NAV (%)	6.05		28.36	2.70	.18	21.73	30.15
Ratios/Supplemental Data:
Net assets, end of period (000)	$680,153		$648,262	$569,465	$574,188	$593,524	$504,030
Ratio of expenses to average net
assets (%)	.69	†	.77	.79	.71	.78	.91
Ratio of net investment income to
average net assets (%)	.48	†	.38	2.14	1.62	1.92	1.49
Portfolio turnover rate (%)	8.19		16.72	3.55	8.07	6.67	7.94

*	Based on the average number of shares outstanding during the period.
†	Annualized, not necessarily indicative of full year ratio.

See accompanying notes to financial statements.

[ 17 ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
     CENTRAL SECURITIES CORPORATION

     We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation as of June 30, 2014, and the related statements of operations, changes in net assets, cash flows and financial highlights for the six-month period ended June 30, 2014. These interim financial statements and financial highlights are the responsibility of Central Securities Corporation’s management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended December 31, 2013 and financial highlights for each of the years in the five-year period ended December 31, 2013, and in our report, dated February 3, 2014, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

KPMG LLP

New York, NY
July 25, 2014

[ 18 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Meeting of Stockholders

     The annual meeting of stockholders of the Corporation was held on March 19, 2014. At the meeting, all of the directors of the Corporation were reelected by the following vote of the holders of the Common Stock:

	In Favor	Withheld
L. Price Blackford	21,590,345	190,152
Simms C. Browning	21,456,522	323,975
Donald G. Calder	21,445,338	335,159
David C. Colander	21,591,857	188,640
Jay R. Inglis	21,365,665	414,832
Wilmot H. Kidd	21,447,222	333,275
C. Carter Walker, Jr.	21,440,899	339,598

     A proposal to approve the selection of KPMG LLP as independent auditors of the Corporation for the year 2014 was ratified with 21,612,427 votes in favor, 107,691 votes against and 60,379 votes abstaining.

[ 19 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
David C. Colander, Lead Independent Director
L. Price Blackford
Simms C. Browning
Donald G. Calder
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 20 ]

Item 2. Code of Ethics. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Experts. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrants. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. The information required by this Item is only required in an annual report on this Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1 through January 31)	93,500	$21.88	NA	NA
Month #2 (February 1 through February 28)	0	NA	NA	NA
Month #3 (March 1 through March 31)	0	NA	NA	NA
Month #4 (April 1 through April 30)	0	NA	NA	NA
Month #5 (May 1 through May 31)	0	NA	NA	NA
Month #6 (June 1 through June 30)	0	NA	NA	NA
Total	93,500	$21.88	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 7, 2014.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The information required by this Item is only required in an annual report on this Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b) Certifications of the principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

August 8, 2014

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

August 8, 2014

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Treasurer

August 8, 2014

Date